Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John A. Roberts, the President and Chief Executive Officer of Cancer Genetics, Inc. certify that:

1. I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q of Cancer Genetics, Inc. for the fiscal quarter ended March 31, 2020; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated this 6th day of July 2020.

By:	/s/ John A. Roberts
John A. Roberts
President and Chief Executive Officer (Principal Executive Officer)